UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2013

Date of Report (date of Earliest Event Reported)

BRAZIL GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

850 3rd Avenue, 16th Floor, New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 508-2175

(Registrant's telephone number, including area code)

800 Bellevue Way NE, Suite 400, Bellevue, WA 98004
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule I4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Preferred Stock

On August 7, 2013, Brazil Gold Corp. (the "Company") filed the Series A Convertible Preferred Stock Certificate of Designation with the Secretary of State of Nevada (the "Certificate of Designation") authorizing 51 shares of Series A Convertible Preferred Stock, and to establish the rights, preferences, privileges and obligations thereof.

As set forth in the Certificate of Designation, each one (I) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote (the "Numerator"), divided by (y) 0.49, minus (z) the Numerator. For purposes of illustration only, if the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote is 5,000.000 the voting rights of one share of the Series A shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) — (0.019607 x 5,000,000) 102,036). With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Articles of Incorporation or bylaws.

The foregoing summary does not purport to be a complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 4.1  to this Current Report on Form 8-K and is incorporated herein by reference.

Issuance of Shares of Series A Convertible Preferred Stock

Effective August 7, 2013, the Company issued 51 shares (the "Shares") of its Series A Preferred Stock to Conrad Huss (Director and Chief Executive Officer of the Company) for accrued compensation.

The issuance of the Series A Preferred was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description	Filed with this Current Report

4.1	Series A Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRAZIL GOLD CORP.

By: /s/ Conrad Huss

Conrad Huss, Chief Executive Officer

Date: August 8, 2013

Exhibit Index

Exhibit
No.	Description	Filed with this Current Report

4.1	Series A Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada.	X